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FCX Conference Call to Discuss Revised Operating Plans in Response to COVID-19 Pandemic and 1st Quarter 2020 Results

April 24, 2020

fcx.com

FCX LISTED NYSE

A member of ICMM International Council on Mining & Metals

FREEPORT-MCMORAN

Cautionary Statement
Regarding Forward-Looking Statements

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This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections, timing or expectations relating to ore grades and milling rates; forecasts or expectations regarding business outlook; production and sales volumes; unit net cash costs; cash flows; capital expenditures; liquidity; operating costs; operating plans; cost savings; FCX's expectations regarding its share of PT Freeport Indonesia's (PT-FI) net (loss) income and future cash flows through 2022; PT-FI's development, financing, construction and completion of a new smelter in Indonesia; improvements in operating procedures and technology; exploration efforts and results; development and production activities, rates and costs; tax rates; export quotas and duties; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; reserve estimates; execution of the settlement agreement associated with the Louisiana coastal erosion cases; and future dividend payments, share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "could," "to be," "potential," "assumptions," "guidance," "future" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of the Board of Directors (Board) and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, the duration and scope of and uncertainties associated with the COVID-19 pandemic, and the impact thereof on commodity prices, our business and the global economy, which are evolving and beyond our control, and any related actions taken by governments and businesses (including the Peruvian government's order); FCX's ability to contain and mitigate the risk of spread or major outbreak of COVID-19 at its operating sites, including at PT-FI's remote operating site in Papua; supply of and demand for, and prices of, copper, gold and molybdenum; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations; production rates; timing of shipments; results of feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; the potential effects of violence in Indonesia generally and in the province of Papua; the Indonesian government's extension of PT-FI's export license after March 15, 2021; risks associated with underground mining; satisfaction of requirements in accordance with PT-FI's special mining license (IUPK) to extend mining rights from 2031 through 2041; the Indonesian government's approval of a deferred schedule for completion of the new smelter in Indonesia; expected results from improvements in operating procedures and technology, including innovation initiatives; industry risks; regulatory changes; political and social risks; labor relations; weather- and climate-related risks; environmental risks; litigation results; cybersecurity incidents; changes in general market, economic and industry conditions; financial condition of FCX's customers, suppliers, vendors, partners and affiliates, particularly during weak economic conditions and extended periods of low commodity prices; reductions in liquidity and access to capital; and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2019, filed with the U.S. Securities and Exchange Commission (SEC).

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material and potential resources not included in proven and probable mineral reserves. Mineralized material is a mineralized body that has been delineated by appropriately spaced drilling and/or underground sampling to support the estimated tonnage and average metal grades. Such a deposit cannot qualify as recoverable proven and probable reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development costs, unit costs, grades, recoveries and other material factors. Our estimates of potential resources are based on geologically reasonable interpolation and extrapolation of more limited information than is used for mineralized material (measured and indicated) and requires higher copper prices. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineralized material and potential resources not included in reserves will become proven and probable reserves.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and molybdenum, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which are not recognized under U.S. generally accepted accounting principles. As required by SEC Regulation G, reconciliations of unit net cash costs per pound of copper and molybdenum to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 1Q20 press release, which is available on FCX's website, "fcx.com." Net debt equals consolidated debt less consolidated cash. A reconciliation of adjusted EBITDA to amounts reported in FCX's consolidated financial statements is included on slide 43.

Meeting the Challenge – Current Priorities

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1. Health & well-being of employees & communities
2. Protecting liquidity & financial strength
3. Aggressive reduction in costs & capital spending
4. Maximizing cash flow in weak market environment
5. Preserving large resources & asset values for the future

Prioritizing the Health & Well-Being of Our Global Team

Active & Preventive Management

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Social distancing



Screening employees and visitors



Sanitizing

- Robust health protocols at our operating sites
- Testing, screening and tracking
- Remote work where applicable
- Close monitoring and implementation of global health guidelines
- Planning for long-term – incorporating learnings and enhanced practices in our future plans

Procedures have been effective

Supporting Communities Where We Operate

Providing Monetary and In-kind Contributions of Medical Supplies & Food

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From surgical masks to face shields to buses to transport healthcare workers, FCX is donating items needed to help ensure healthcare workers near our communities around the world have the tools they need to safely help those suffering from COVID-19.








FREEPORT PEDULI
BANTUAN BAHAN POKOK
TERDAMPAK COVID-19



Our global response includes helping to secure ventilators in Peru to delivering food to communities in need in Papua, Indonesia and Personal Protective Equipment to Jakarta. In the U.S., FCX delivered a warehouse full of items to hospitals, health clinics and first responders in 27 different locations in 4 states and 6 tribal nations.


GREEN VALLEY FIRE

Global Workforce: 68,000+ People

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2019 Copper Production


Indonesia
0.6 bn lbs
Peru/
Chile
1.2 bn lbs
United States
1.5 bn lbs


24,500
North America
2,000
Europe
29,200
Indonesia
12,400
South America









NOTE: As of YE 2019

Serving our Customers

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Freeport is a leading supplier of copper to the global economy. Copper is essential in infrastructure, telecommunications, renewable energy, water supply, healthcare, food chain, construction and manufacturing.







Copper's Role in Fighting COVID-19

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Public Transportation | Clinics and Hospitals | Schools | Public Buildings | Hotels and Restaurants

- Copper can reduce, neutralize and in certain cases eliminate, transmission of bacteria, viruses and other pathogens
- Current public health crisis is spotlighting these important and substantial antimicrobial properties
- Studies show it could play an invaluable role in public health if used more frequently (i.e. masks, linens and surfaces)
- In the future, we expect copper will be increasingly used for personal health protection, in medical facilities and in many public spaces

Source: International Copper Association (ICA)

COPPER

Wall Railings



Antimicrobial Copper

Hospital Beds



Kill Bacteria
SAVE LIVES

Important Component in Ventilators



AMERICAN SOCIETY FOR MICROBIOLOGY

A 2019 study found that copper hospital beds in the ICU harbored an average of 95% fewer bacteria than conventional hospital beds, and maintained these low-risk levels throughout patients' stay in hospital.

After rigorous testing and evaluation, the U.S. Environmental Protection Agency registered about 500 copper alloys as antimicrobial public health materials.

EPA

Market Conditions Have Changed Rapidly

Prices at January 23rd Earnings Call vs. Current

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Revenues Drivers

Copper *($/lb)*



$3.00
$2.75
$2.50
$2.25
$2.00
~ $2.85
$2.32
1/23/2020
4/23/2020

YTD Low $2.09/lb
(17)% since YE 2019

Gold *($/oz)*



$2,000
$1,750
$1,500
$1,250
$1,000
~ $1,550
$1,736
1/23/2020
4/23/2020

YTD High $1,742/oz
15% since YE 2019

Costs Drivers

Brent Crude *($/bbl)*

Diesel Represents ~8% of Operating Cost



$90
$70
$50
$30
$10
~$62
$22
1/23/2020
4/23/2020

YTD Low $16/bbl
(67)% since YE 2019

Rupiah *(/USD)*



20,000
17,500
15,000
12,500
10,000
~14,000
15,415
1/23/2020
4/23/2020

YTD High 16,625/USD
(11)% vs USD since YE 2019



Source: Bloomberg as of 4/23/2020

Protecting Liquidity & Financial Strength
Prudent Balance Sheet Actions Taken Pre-crisis

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May 2019	November 2019	August 2019 / February 2020
▪ Extended Credit Facility to April 2024	▪ Amended financial covenants in Credit Facility	▪ Opportunistic debt refinancing to extend maturities • $2.5 bn in new 8-yr & 10-yr Sr Notes

Improved near-term Senior Notes maturity profile
($ in bns)

As of June 30, 2019



Weighted-average interest rate ~4.7%
$10
$8
$6
$4
$2
$0
$0.0
$0.6
$1.9
$6.5
2020
2021
2022
Thereafter

As of March 31, 2020

Pro forma for April 2020 redemption of $0.2 bn in Senior Notes



Weighted-average interest rate ~4.7%
$10
$8
$6
$4
$2
$0
$0.0
$0.0
$0.8
$8.2
2020
2021
2022
Thereafter



Aggressive Reduction in Costs & Capital Spending

Protecting Liquidity & Financial Strength

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Maximizing cash flows in weak markets

- ~400 mm pound reduction (~15%) in the Americas 2020 estimated copper sales volumes
- $1.3 bn reduction (~18%) in 2020 estimated operating costs
- $800 mm reduction (~30%) in 2020 estimated capital expenditures
- $100 mm reduction (~20%) in 2020 estimated exploration & administrative costs
- Aggressive working capital management
- Suspension of 2020 dividends; Board to review on an ongoing basis



Year-end 2020e Consolidated Cash
($ in bns)
$1.1
$1.7
January Estimate
Based on $2.85/lb Cu
April Estimate (2)
Based on $2.35/lb Cu



Year-end 2020e Net Debt
($ in bns)
$8.8
$8.0
January Estimate (1)
Based on $2.85/lb Cu
April Estimate (2)
Based on $2.35/lb Cu

(1) January estimate included $0.5 bn in debt on smelter project in Indonesia
(2) Includes 1Q20 actuals and assumes $2.30/lb for 2Q20e-4Q20e.
NOTE: Net debt equals consolidated debt less consolidated cash.
e = estimates. See Cautionary Statement.

Expanding Margins & Cash Flow – 2021 and Beyond

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Rising Copper & Gold Sales & Declining Unit Costs



3.1
3.9
26%
1.4
75%
0.8
Cu
bn
lbs
Au
mm
ozs
2020e
2021e
$1.55
~$1.20
23%
$/lb
2020e
2021e

Annual EBITDA Estimates [(1)] ($ in billions)



Copper & Gold Sensitivities
Assuming $9 Molybdenum
$2.1
$2.30/lb Cu(2)
2020e
Assumes $1,600/oz Au
$4.0
$6.0
$2.30/lb Cu
$2.85/lb Cu
2021e
Assumes $1,600/oz Au
$4.5
$6.5
$2.30/lb Cu
$2.85/lb Cu
2021e
Assumes $2,000/oz Au

(1) Based on April 2020 sales estimates. $2.85 cases exclude margins from currently idled production which may resume under this price scenario.
(2) For 2Q20e – 4Q20e.
Note: Consolidated copper sales include 585 mm lbs in 2020e and 780 mm in 2021e for noncontrolling interest; excludes purchased copper. EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement.

Management Success & Experience in Successfully Navigating Prior Crises

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2008/ 2009

Financial crisis 18 months after Phelps Dodge Transaction

- Repaid $10 bn in debt within 9 months of acquisition
- Aggressive actions to reduce capital & costs
- Debt free by 2011

FCX Stock Price


$12
$60
YE 2008
YE 2010


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2015/ 2016

- Significant reduction in capital and cost
- Sold assets at attractive prices
- Reduced net debt by over $9 bn during 2016
- Maintained core set of assets

FCX Stock Price


$7
$19
YE 2015
YE 2017

NOTE: Net debt equals consolidated debt less consolidated cash.

Operations Update
Cerro Verde

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- **Peruvian government declared national emergency in effort to contain outbreak of COVID-19 on March 16**
  - Order has been extended; currently through May 10
- **During April, concentrator has operated at 1/3 of planned rates in-line with government order**
- **Subject to government approvals, expect operations to be fully restored in 2H 2020**
- **Cerro Verde is important economic engine in Peru**
  - A major contributor to national and local economy
  - One of the largest employers in Arequipa region, Peru's second largest city

Average Mill Rate *(000mt/d)*



381
397
412
131
400
3Q19
4Q19
1Q - 3/15/20
April MTD-20
2H20e

e = estimate. See Cautionary Statement.



Cerro Verde

Project Update

Lone Star Leach Project in Arizona Nearing Completion

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Building value in new U.S. cornerstone asset

- **Low-risk development in established mining district; wholly owned**
- **Located 8 miles north of Safford; 18 miles southwest of Morenci**
- **$850 mm project**
- **Remaining investment: ~$100 mm in 2020** (~90% complete)
  - Advanced stage of development
  - Long-term value of the resource
- **Expect to complete project in 2H20**
  - Estimated production: 200 mm lbs/annum
- **Large potential resource: 50+ bn lbs copper***
  - Can be developed over time
  - No mandated deadlines

** Potential resources are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the potential resources will become proven and probable reserves. See Cautionary Statement.*

April 2020



Stacking under way



Project Update

Grasberg Transition on Track

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Deep MLZ (DMLZ) & Grasberg Block Cave (GBC) averaged 37,500 t/d in 1Q20: slightly above forecasts and 44% above of 4Q19 rates

Drawbelling



DMLZ
Forecast
0
10
20
30
40
4
10
12
13
17
1Q
4Q
1Q20
Qtr Avg
Qtr Avg
2019
2020e
2021e



GBC
0
10
20
30
40
10
24
37
37
25
1Q
4Q*
1Q20
Qtr Avg
Qtr Avg
2019
2020e
2021e

Ore Extraction *(000 t/d)*



DMLZ
0
10
20
30
7
15
18
25
1Q
4Q
1Q20
2Q20e
2019

2020e Exit Rate: 42

Open drawbells provide scale – cumulative blasted



DMLZ
0
100
200
300
400
90
143
213
280
2019
2020e
2021e
2022e
Active Production Blocks
2
2
3
3



GBC
0
100
200
300
400
76
222
322
379
2019
2020e
2021e
2022e
3
3
4
5



GBC
0
10
20
30
5
11
19
25
1Q
4Q*
1Q20
2Q20e
2019

2020e Exit Rate: 49

** Includes planned 20-day outage for modification of ore flow system.*
e = estimate. See Cautionary Statement.

Project Update
Indonesian Smelter

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PT-FI has advanced multiple project activities

- Land Preparation
- Engineering
- Commercial & financing negotiations



Experiencing delays associated with COVID-19

- Gresik area has been declared a "Red Zone"
- International contractor dislocation
- PT-FI in discussions with Indonesian government on deferred schedule for the project as well as other alternatives in light of COVID-19 and global economic conditions

See Cautionary Statement.

Copper Market Commentary

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Short-Term Considerations

Copper Consumption

By Region [(1)]

China	United States	Europe	Rest of World
51%	8%	15%	26%

- **Uncertain near-term demand outlook**
- **Supplies have been reduced**
  - ~13% of current production has been disrupted [(2)]
  - Limited scrap availability (scrap accounts for 18% of refined production)
- **Chinese economy regaining footing – risks remain**
- **Economic stimulus programs**



Long-Term Considerations

- **Supply/demand fundamentals remain positive**
- **Important role for copper in global economy**
- **Copper is key in global decarbonization**
  - By 2030, copper could reduce global carbon emissions by 16%[(3)]
- **Mine project suspensions will further impact future market balances**
- **Estimated copper supply gap by 2030: >5 mt**[(4)]
- **Current price significantly below new project incentive price of $3.30/lb**[(4)]

(1) Wood Mackenzie global copper short-term outlook March 2020; Based on FY 2019 refined cu consumption
(2) Wood Mackenzie disruption estimate 4/17/20
(3) International Copper Association
(4) Wood Mackenzie estimate, 1Q20 Long-term Outlook
See Cautionary Statement.

Copper:

ESSENTIAL FOR OUR FUTURE

Minerals and metals form the backbone of the modern world. No matter where you may call home, you can find copper and materials everywhere you look in your community. Healthcare workers, transportation providers, educators and delivery services rely on copper for critical equipment and for crucial functions, such as electronic devices, electricity delivery and storage, transportation, communication and safe drinking water. From mines and smelters/refiners through to fabricators, the copper industry is committed to providing the raw material and the finished products to assist society through any challenge.

Infrastructure

Infrastructure relies on copper because of its reliability, efficiency and performance. Copper's properties are vital for a range of activities including safe energy transmission and efficient transport.

- RAILWAYS
- ELECTRICAL GRIDS (production and delivery of energy and energy storage)
- TELECOMMUNICATIONS (data centers, networks, cell towers)
- WATER SUPPLY
- HEALTHCARE
- CONSTRUCTION

Food Chain

Copper not only helps farmers produce more and get products to market, it also helps grocers keep food fresher for longer periods of time.

- REFRIGERATION SYSTEMS
- FERTILIZERS
- CLEAN WATER (water and waste systems)
- ENERGY (to power equipment)

Medical Devices

Copper-alloy components are essential to deliver life-saving therapies and to improve the quality of life for patients.

- HEARING and VISUAL AIDS
- DIAGNOSTIC DEVICES (EEG, MRT)
- SURGICAL ROBOTS (care and medical robots)
- IMPLANTS
- 3D PRINTING (human tissues and active implants)
- VENTILATOR COMPONENTS

Manufacturing

Copper is essential for manufacturing industries that keep global economies working.

- DEFENSE
- AEROSPACE
- AUTOMOTIVE
- CLEAN TECH
- COMMUNICATION

Technology

Critical minerals, like copper, keep us connected to each other and working more efficiently.

- SMART PHONES
- COMPUTERS and LAPTOPS
- ARTIFICIAL INTELLIGENCE (smart buildings - heating and cooling systems)
- RENEWABLE ENERGY GENERATION (solar panels and wind turbines)

Cu Copper Alliance

For more information on copper uses and applications, visit copperalliance.org.
@ThinkCopper

Preserving Asset Values for the Future

Long-Lived Reserve Base

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Consolidated
As of 12/31/2019

	Reserves [(1)] (recoverable)	Mineralized Material [(2)] (contained)
Copper *(bn lbs)*	116	133
Gold *(mm ozs)*	30	55
Molybdenum *(bn lbs)*	3.6	4.2

(1) Estimate of recoverable proven and probable consolidated reserves using long-term average prices of $2.50/lb for copper, $1,200/oz for gold and $10/lb for molybdenum; FCX's net equity interest of copper reserves totaled 83 bn lbs as of 12/31/2019.

(2) Estimate of consolidated mineralized material (contained copper) using a long-term average copper price of $3.00/lb, gold price of $1,200/oz and molybdenum price of $12/lb. **Mineralized material and potential resources are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material and potential resources will become proven and probable reserves.**

Copper Reserves [(1)]

By Region

30+ Year implied reserve life for copper, excluding mineralized material



Indonesia
31%
South America
28%
North America
41%



World's Premier Publicly Trader Copper Producer

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Portfolio of High Quality Copper Assets
Difficult to Replicate

Strong Track Record
& Commitment to Communities and Environmental Responsibility

Technically Proficient
Proven Capabilities

Experienced Management Team

Industry Leader
with Size, Scale and Durability

Copper Supported by Positive Long Term Fundamentals

Growing Production
and **Cash Flow** Profile

Strong, Resilient and Up To The Challenge!

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Financial Review & Outlook

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Summary of Operating Plan Changes

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North America

Seven open-pit copper mines

Revised mine plans:

- Lower cost mining configuration
- Defer all nonessential projects
- Preserve long-term value in the long-lived resources

~20% Reduction in 2020e Mining and Milling Rates

- ~200 mm lbs copper reduction (12%)
- Projecting lower unit net cash costs
- Significant capital cost reduction

~50% Reduction in molybdenum production at Climax



South America

Two open-pit copper mines

Revised Cerro Verde mine plans:

- Lower cost mining configuration
- Defer all nonessential projects
- Preserve long-term value in the long-lived resources

~20% Reduction in 2020e Mining Rate*

- ~200 mm lbs copper reduction (17%)
- Significantly reduced capital spending
- Projecting lower unit net cash costs
- Expect to restore production rates in 2H20e



Indonesia

Grasberg underground Cu/Au mines

Revised mine plans incorporate:

- Continuation of ramp-up; production plan similar
- Benefits of reduced input costs for energy
- Benefits of reduced input costs for foreign exchange
- Increases in gold prices

~$0.2 bn deferral in capital projects from 2020 to future periods

- Delayed the construction and installation of additional milling circuit from 2022 to 2023

Deferred smelter schedule (COVID-19)

**Including the impact of the Peruvian government order and mine plan optimization in 2H20.*
e = estimate. See Cautionary Statement.

Actions Enhance Outlook For Cash Generation and Maintenance Of Strong Liquidity At Low Prices

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Consolidated Financial Data *($ in bns)*	1Q20 Actuals	APRIL 2020 ESTIMATES Based on $2.30/lb of Cu		JANUARY 2020 ESTIMATES Based on $2.85/lb of Cu	Total Percent Change
		Remainder 2020e	Total 2020e	Total 2020e	
Operating cash flows	$ (0.0)	$ 1.8	$ 1.8 (1) (2)	$ 2.4 (1)	(25)%
Capital expenditures (3)	$ 0.6	$ 1.4	$ 2.0	$ 2.8	(29)%
Operating cash flows less capital expenditures	$ (0.6)	$ 0.4	$ (0.2)	$ (0.4)	50%
Cash and cash equivalents	$ 1.6		$ 1.7	$ 1.1	55%
Total debt, including current portion	$ 10.1		$ 9.7	$ 9.9 (4)	(2)%

(1) April 2020 estimates assume average prices of $1,600/oz of gold and $9.00/lb of molybdenum for 2Q20e – 4Q20e. The January 2020 estimates were based on average prices of $1,500/oz of gold and $10/lb of molybdenum for 2020e.
(2) Refer to slide 37 for the impact of price changes on operating cash flows for 2Q20e – 4Q20e.
(3) Excludes capital expenditures for the development of the new smelter in Indonesia.
(4) January estimate included $0.5 bn in debt on smelter project in Indonesia
e = estimate. See Cautionary Statement.



Sales Profile
April 2020 Estimate

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Copper Sales [(1)] *(billion lbs)*



5
4
3
2
1
0
3.1
3.9
4.2
2020e
2021e
2022e

Gold Sales [(2)] *(million ozs)*



2
1
0
0.8
1.4
1.6
2020e
2021e
2022e

Molybdenum Sales *(million lbs)*



100
75
50
25
0
80
85
80
2020e
2021e
2022e

Roll Forward of Estimated Copper Sales *(bns)*	2020e	2021e	2022e
January Estimate	**3.5**	**4.3**	**4.6**
North America	(0.2)	(0.2)	(0.2)
South America	(0.2)	(0.2)	(0.1)
Indonesia	-	-	(0.1)
Change	(0.4)	(0.4)	(0.4)
April Estimate	**3.1**	**3.9**	**4.2**



(1) Consolidated copper sales include 585 mm lbs in 2020e, 780 mm in 2021e and 870 mm lbs in 2022e for noncontrolling interest; excludes purchased copper.
(2) Consolidated gold sales include 145k ozs in 2020e, 260k ozs in 2021e and 310k ozs in 2022e for noncontrolling interest.
e = estimate. See Cautionary Statement.

Declining Unit Net Cash Costs

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1Q20 Unit Net Cash Costs ($ per lb of Cu)	N.A.	S.A.	Indonesia	Consolidated
Site Production & Delivery (1)	$2.15	$2.00(2)	$2.68	$2.19
By-product Credits	(0.22)	(0.17)	(1.85)	(0.49)
Treatment Charges	0.11	0.16	0.30	0.17
Royalties & Export Duties	-	0.01	0.18	0.03
Unit Net Cash Costs	**$2.04**	**$2.00**	**$1.31**	**$1.90**
2Q20e – 4Q20e Unit Net Cash Costs (3)				
Site Production & Delivery (1)	$1.81	$1.87	$1.68	$1.80
By-product Credits	(0.21)	(0.13)	(1.67)	(0.57)
Treatment Charges	0.07	0.15	0.25	0.14
Royalties & Export Duties	-	0.00	0.25	0.07
Unit Net Cash Costs	**$1.67**	**$1.89**	**$0.51**	**$1.44**

Annual Unit Net Cash Cost Estimates (3)
(after by-product credits)

2020e	$1.55/lb
2021e	~$1.20/lb

2020e Site Production & Delivery Breakdown


Other 2%
Acid
7%
Energy
13%
Materials & Supplies
38%
Labor
40%
North America
5%
23%
42%
30%
South America
Support costs, taxes & fees, social costs & other
31%
30%
14%
25%
Indonesia
5%
8%
17%
37%
33%
Consolidated

(1) Production costs include profit sharing in South America and severance taxes in North America.
(2) Excludes COVID-19 related costs of 8¢/lb of copper, primarily associated with idle facility costs at Cerro Verde as a result the Peruvian government's issuance of a Supreme Decree and declaration of a National Emergency to try and contain the outbreak of COVID-19 and contract cancellation costs at El Abra.
(3) Estimates assume average prices of $1,600/oz for gold and $9/lb for molybdenum for 2Q20e – 4Q20e and 2021e. Quarterly unit costs will vary significantly with quarterly metal sales volumes. e = estimate.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to FCX's press release on fcx.com. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices [1]

Cash Flows Expected to Grow Following 2020 Transition Year

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($ in bns except copper, gold and molybdenum prices)

EBITDA | ($1,600/oz gold, $9/lb molybdenum)



$8
$6
$4
$2
$0
Average
'21e/'22e
Cu $2.50/lb
Cu $2.75/lb
Cu $3.00/lb

Operating cash flow | Excludes working capital changes ($1,600/oz gold, $9/lb molybdenum)



$6
$4
$2
$0
Average
'21e/'22e
Cu $2.50/lb
Cu $2.75/lb
Cu $3.00/lb

Sensitivities Average '21e/'22e

(US$ in mms)

EBITDA

Copper	+/-$0.10/lb	$385
Molybdenum	+/-$1.00/lb	$80
Gold	+/-$50/oz	$70
Currencies[2]	+/-10%	$170
Diesel	+/-10%	$30

Operating Cash Flow

Copper	+/-$0.10/lb	$290
Molybdenum	+/-$1.00/lb	$75
Gold	+/-$50/oz	$40
Currencies[2]	+/-10%	$125
Diesel	+/-10%	$20

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement.

(1) Cases exclude margins from currently idled production which may resume in a higher price environment.

(2) U.S. Dollar Exchange Rates: 845 Chilean peso, 16,000 Indonesian rupiah, $0.61 Australian dollar, $1.12 Euro, 3.52 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

Consolidated Capital Expenditures

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($ in bns)

Roll Forward of 2020e projected CAPEX

January Estimate	**$2.8**
North America	(0.3)
South America	(0.2)
Indonesia	(0.2)
Other	(0.1)
Net change	($0.8)
April Estimate	**$2.0**



--- Net of Scheduled Contributions
$2.0
$1.9(1)
Major Mining Projects
$1.3(2)
Other Mining
$0.7
$2.3
$2.1(1)
$1.3(2)
$1.0
2020e
2021e
"Under Review" (3)



(1) Net of scheduled contributions from PT Inalum for expansion capital spending that will be reflected in financing on the cash flow statement.
(2) Major projects include CAPEX associated with Grasberg underground development and supporting mill and power capital costs ($1.1 bn in 2020e and $1.2 bn in 2021e) and Lone Star ($0.2 bn in 2020e).
(3) Under review for potential reductions depending on market conditions.
NOTE: Amounts include capitalized interest; forecasted amounts exclude capital spending for the new Indonesia smelter project.
e= estimate. See Cautionary Statement.

Financial Policy

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- **Near-term focus prioritizes liquidity and balance sheet strength while preserving large long-lived mineral resources**
- **In March 2020, announced suspension of May quarterly cash dividend of 5¢/share in response to global pandemic and uncertain business environment**
  - Under current market and economic conditions, Board does not expect to declare common stock dividends during 2020
- **Successful execution of revised operating plans expected to provide increased cash flows and enhanced financial flexibility in 2021 and beyond**
- **Board to review future dividends on an ongoing basis**

NOTE: The declaration and payment of future dividends is at the discretion of the Board and will depend on FCX's financial results, cash requirements, global economic conditions and other factors deemed relevant by the Board. See Cautionary Statement.

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Reference Slides

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Financial Highlights

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Sales Data	1Q20	1Q19
Copper		
Consolidated Volumes *(mm lbs)*	729	784
Average Realization *(per lb)*	$2.43	$2.90
Site Production & Delivery Costs *(per lb)*	$2.19	$2.17
Unit Net Cash Costs *(per lb)*	$1.90	$1.78
Gold		
Consolidated Volumes *(000's ozs)*	144	242
Average Realization *(per oz)*	$1,606	$1,291
Molybdenum		
Consolidated Volumes *(mm lbs)*	21	22
Average Realization *(per lb)*	$11.10	$12.69

Financial Results (in billions, except per share amounts)	1Q20	1Q19
Revenues	$2.8	$3.8
Net (Loss) Income Attributable to Common Stock	($0.5)	$0.0
Diluted Net (Loss) Income Per Share	($0.34)	$0.02
Operating Cash Flows (1)	($0.0)	$0.5
Capital Expenditures	$0.6	$0.6
Total Debt	$10.1	$9.9
Consolidated Cash	$1.6	$2.8

(1) Includes working capital sources (and uses) of $0.1 bn for 1Q20 and ($0.1) bn for 1Q19.

1Q20 Mining Operating Summary

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Sales From Mines for 1Q20 & 1Q19 *by Region*



North America
South America (2)
Indonesia (3)
355
320
21 (1)
22 (1)
Cu
mm lbs
Mo
mm lbs
247
290
127
174
139
235
Au
000 ozs
1Q20
1Q19
1Q20
1Q19
1Q20
1Q19
1Q20
1Q19
1Q20
1Q19

1Q20 Unit Production Costs *(per lb of Cu)*

	North America	South America	Indonesia	Consolidated
Cash Unit Costs				
Site Production & Delivery, excluding adjustments	$2.15	$2.00[4]	$2.68	$2.19
By-product Credits	(0.22)	(0.17)	(1.85)	(0.49)
Treatment Charges	0.11	0.16	0.30	0.17
Royalties & Export Duties	-	0.01	0.18	0.03
Unit Net Cash Costs	**$2.04**	**$2.00**	**$1.31**	**$1.90**

(1) Includes 4 mm lbs in 1Q20 and 8 mm lbs in 1Q19 from South America.
(2) Silver sales totaled 0.9 mm ozs in 1Q20 and 1.3 mm in 1Q19.
(3) Silver sales totaled 0.6 mm ozs in 1Q20 and in 1Q19.
(4) Excludes COVID-19 related costs of 8¢/lb of copper, primarily associated with idle facility costs at Cerro Verde as a result the Peruvian government's issuance of a Supreme Decree and declaration of a National Emergency to try and contain the outbreak of COVID-19 and contract cancellation costs at El Abra.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 1Q20 press release, which is available on FCX's website.

2020e Outlook

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Sales Outlook	▪ Copper: 3.1 billion lbs ▪ Gold: 0.8 million ozs. ▪ Molybdenum: 80 million lbs
Unit Cost of Copper	▪ Site production & delivery 2020e: \$1.90/lb (2Q20e: \$1.95/lb) ▪ After by-product credits 2020e: \$1.55/lb[(1)] (2Q20e: \$1.63/lb)
Operating Cash Flows [(2)]	▪ ~\$1.8 billion @ \$2.30/lb copper for 2Q20e - 4Q20e ▪ Each 10¢/lb change in copper in 2Q20e - 4Q20e = \$250 million
Capital Expenditures	▪ \$2.0 billion (consolidated, prior to scheduled contribution to replicate JV economics)[(3)] • \$1.3 billion for major projects • \$0.7 billion for other mining • A large portion relates to projects that are expected to add significant production and cash flow in future periods

(1) Assumes average prices of \$1,600/oz gold and \$9/lb molybdenum in 2Q20e - 4Q20e.
(2) Assumes average prices of \$1,600/oz gold and \$9/lb molybdenum in 2Q20e - 4Q20e; each \$100/oz change in gold would have an approximate \$60 mm impact and each \$2/lb change in molybdenum would have an approximate \$100 mm impact.
(3) PT Inalum scheduled contributions in 2020e approximate \$0.1 bn.
e = estimate. See Cautionary Statement.

2020e Quarterly Sales

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Copper Sales *(million lbs)*



1,000
750
500
250
0
729
690
795
875
1Q20
2Q20e
3Q20e
4Q20e

Note: Consolidated copper sales include approximately 140 mm lbs in 1Q20, 115 mm lbs in 2Q20e, 155 mm lbs in 3Q20e and 175 mm lbs in 4Q20e for noncontrolling interests; excludes purchased copper.

e = estimate. See Cautionary Statement.

Gold Sales *(thousand ozs)*



300
200
100
0
144
165
200
271
1Q20
2Q20e
3Q20e
4Q20e

Note: Consolidated gold sales include approximately 26k ozs in 1Q20, 31k ozs in 2Q20e, 37k ozs in 3Q20e and 51k ozs in 4Q20e for noncontrolling interests.

Molybdenum Sales *(million lbs)*



25
20
15
10
5
0
21
19
20
20
1Q20
2Q20e
3Q20e
4Q20e

Sensitivities

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(US$ in mms, except copper, gold and molybdenum prices)

2020e Change (2Q20e - 4Q20e)		EBITDA	Operating Cash Flow
Copper	+/- $0.10/lb	$250	$215
Molybdenum	+/- $1.00/lb	$50	$50
Gold	+/- $50/ounce	$35	$25
Currencies[(1)]	+/- 10%	$125	$95
Diesel	+/- 10%	$15	$12
2021e-2022e Avg. Change			
Copper	+/- $0.10/lb	$385	$290
Molybdenum	+/- $1.00/lb	$80	$75
Gold	+/- $50/ounce	$70	$40
Currencies[(1)]	+/- 10%	$170	$125
Diesel	+/- 10%	$30	$20

(1) U.S. Dollar Exchange Rates: 845 Chilean peso, 16,000 Indonesian rupiah, $0.61 Australian dollar, $1.12 Euro, 3.52 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes.
e = estimate. See Cautionary Statement.

2020e Unit Net Cash Costs

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2020e Unit Net Cash Costs (1) (per lb of Cu)	North America	South America	Indonesia	Consolidated
Site Production & Delivery (2)	$1.90	$1.91	$1.85	$1.90
By-product Credits	(0.21)	(0.14)	(1.70)	(0.55)
Treatment Charges	0.08	0.15	0.26	0.14
Royalties & Export Duties	-	0.00	0.24	0.06
Unit Net Cash Costs	**$1.77**	**$1.92**	**$0.65**	**$1.55**
Copper Sales Volume *(lbs in bns)*	**1.4**	**0.95**	**0.74**	**3.1**

Sales Volume Roll Forward	Copper *(bns of lbs)*	Gold *(mms of ozs)*
2020e	**3.1**	**0.8**
Americas	0.2	-
Indonesia	0.6	0.6
2021e	**3.9**	**1.4**

(1) Estimates assume average prices of $1,600/oz for gold and $9/lb for molybdenum for 2Q20e - 4Q20e and 2021e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(2) Production costs include profit sharing in South America and severance taxes in North America.

Note: e = estimate. See Cautionary Statement.



PT-FI Mine Plan
Metal Sales, 2020e - 2024e

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Copper 2020e – 2024e

Total: 7.0 billion lbs copper
Annual Average: 1.4 billion lbs

Gold 2020e – 2024e

Total: 7.3 million ozs gold
Annual Average: 1.5 million ozs



0.74
0.8
Cu
bn
lbs
Au
mm
ozs
1.4
1.4
1.6
1.6
1.7
1.8
1.6
1.7
2020e
Transition Year
2021e
2022e
2023e
2024e

Note: Amounts are projections. Timing of annual sales will depend on a number of factors, including mine sequencing, operational performance, timing of shipments, export quotas, and other factors. See Cautionary Statement. e = estimate
FCX's economic interest in PT-FI approximates 81% through 2022 and 48.76% thereafter.

World Class Block Cave Design

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Substantial Infrastructure in Place to Support Large-Scale Production

Grasberg Block Cave



Plan View
100 meters
N
Future PB
Future PB
Future PB
PB3
PB2N
Current Cave
PB1N
PB2S
PB1S
3 Cave Fronts

5 Production Blocks,
3 Currently Active

Ramp-up Schedule
(000's t/d of Ore)



9
33
66
102
130
129
2019
2020e
2021e
2022e
2023e
2024e

- Continuation of Ore Mined in Open Pit (300 meters below)
- 960 mm t @ 0.97% Copper & 0.73 g/t Gold
- YE 2019 Reserves: 17 bn lbs Copper; 14 mm ozs Gold
- By 2023: 335,000 Sq Meter Footprint (over 80 acres)
- Life of Mine: 725,000 Sq Meter Footprint (180 acres)
- Fully Autonomous Underground Rail System
- Annual Production @ Avg. Reserve Grade(1)
  - 850 mm lbs Copper & 700,000 ozs Gold

DMLZ



Plan View
100 meters
N
Future PB
Future PB
PB1S
Current Cave
PB2N
PB1N
2 Cave Fronts

3 Production Blocks,
2 Currently Active

Ramp-up Schedule (2)
(000's t/d of Ore)



10
29
59
75
69
80
2019
2020e
2021e
2022e
2023e
2024e

- Located Below DOZ Underground Block Cave Mine
- 1,500 meters below surface
- 429 mm t @ 0.92% Copper & 0.75 g/t Gold
- YE 2019 Reserves: 8 bn lbs Copper; 8 mm ozs Gold
- By 2022: 200,000 Sq Meter Footprint (~ 50 acres)
- Life of Mine: 450,000 Sq Meter Footprint (110 acres)
- Annual Production @ Avg. Reserve Grade(1)
  - 500 mm lbs Copper & 560,000 ozs Gold

Average Unit Net Cash Costs First 4 Years After Ramp-Up: ~$0.20/lb(3)

(1) Access to higher ore grades expected in early years of production.
(2) DMLZ ramp-up adjustments in April 2020 plan reflect one year deferral in SAG mill installation.
(3) After ramp-up for 2021e – 2025e; based on $3.00/lb copper and $1,400/oz gold.
e = estimate. See Cautionary Statement.

FCX Debt Maturities as of 3/31/20

Pro Forma for April Redemption[(1)]

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(US$ bns)

Total Debt & Cash at 3/31/20

	Pro Forma
FCX Revolver	$ -
Senior Notes	9.0
Cerro Verde Credit Facility	0.8
Other	0.1
Total Debt	$ 9.9
Consolidated Cash	$ 1.4
Undrawn Credit Facility	3.5
Total Liquidity	$ 4.9



$8
$6
$4
$2
$0
$0.0
$0.3
CV Non-recourse
$1.3
CV Non-recourse
3.55%
Sr. Notes
$1.9
3.875%
Sr. Notes
$0.9
4.55%
Sr. Notes
$ -
$5.5
4.125%, 4.25% 5.00%, 5.25%, 5.40% & 5.45% Sr. Notes and FMC Sr. Notes
2020 (2)
2021
2022
2023
2024 (2)
2025
Thereafter

(1) Pro forma for April 2020 redemption of $0.2 bn of 4.00% Sr Notes due 2021

(2) For purposes of this schedule, maturities of uncommitted lines of credit and other short term lines are included in FCX's revolver balance, which matures in 2024.

1Q20 Copper Realization & 2Q20e Guidance

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1Q20 LME Average Copper Price	$2.56/lb
3-Mo. Fwd Price for Copper at the End of March	$2.24/lb
FCX 1Q20 Consolidated Copper Price Realization	$2.43/lb(1) (Generally, 50/50 weight of qtrly avg and 3-mo forward price at end of period)
FCX 1Q20 Prior Period Open Lb Adj. (aka Provisional Price Adj.)	Revenue/EBITDA: $(107) mm Net loss: $(45) mm Loss/share: $(0.03)
2Q20e Open Pound Guidance	▪ Open lbs priced at $2.24/lb on 3/31/20 ▪ Each $0.05 change in avg copper price in 2Q20 = $6 mm impact to 2020e net income ▪ LME copper settled at $2.32/lb on 4/23/20

(1) Note that when the average quarter-end forward curve price is below the average quarterly spot price, FCX's consolidated quarterly copper realization can be expected to be below the quarterly average (and vice versa if quarter-end forward curve price is above the quarterly average spot price). Quarterly copper realizations by region may vary from the consolidated average.

e = estimate. See Cautionary Statement.

Adjusted EBITDA Reconciliation

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($ in mm)	1Q20	12 mos ended 3/31/2020
Net loss attributable to common stock	$(491)	$(763)
Interest expense, net	127	601
Income tax (benefit) provision	(60)	345
Depreciation, depletion and amortization	341	1,406
Metals inventory adjustments	222	344
Net loss (gain) on sales of assets	11	(373)
Accretion and stock-based compensation	49	171
Other net charges (1)	39	303
Loss on early extinguishment of debt	32	53
Other (income) expense, net	(20)	132
Net loss attributable to noncontrolling interests	(58)	(53)
Equity in affiliated companies' net earnings	(3)	(18)
FCX Adjusted EBITDA (2)	$189	$2,148

(1) *Other net charges primarily include COVID-19 related costs ($20 mm for 1Q20 and the 12 months ended 3/31/20), mostly for idle facility costs at Cerro Verde and contract cancellation costs at El Abra and net adjustments to environmental obligations and related litigation reserves ($14 mm for 1Q20 and $47 mm for the 12 months ended 3/31/2020). Other net charges for the 12 months ended 3/31/20 also included PT-FI charges for disputed export duties and a surface water tax settlement ($194 mm). For further discussion of net charges, refer to "Adjusted Net (Loss) Income" on page VI in the supplemental schedules of FCX's 1Q20 press release, which is available on FCX's website.*

(2) *Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.*

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